                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: October 31, 2002
                          ----------------------------
                        (Date of earliest event reported)

              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
           DELAWARE                                333-74872                95-4836519

(State or Other Jurisdiction             (Commission File Number)            (I.R.S. Employer Identification No.)
of Incorporation)

                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                          ----------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

     On October 31, 2002, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of October 1, 2002 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On October 31, 2002, the Toyota Auto Receivables 2002-C Owner Trust, a Delaware statutory trust created pursuant to that certain Trust Agreement dated as of September 17, 2002, as amended and restated by the Amended and Restated Trust Agreement dated as of October 1, 2002 (collectively, the "Trust Agreement"), by and between TAFR LLC, as depositor and U.S. Bank Trust National Association, as Owner Trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of October 1, 2002 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on October 31, 2002, the Trust caused the issuance, pursuant to an Indenture dated as of October 1, 2002 (the "Indenture"), by and between the Trust, as issuer, and The Bank of New York, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Notes"). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of October 31, 2002, of $1,025,000,000.00, were sold to Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Countrywide Securities Corporation and Loop Capital Markets, LLC, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of October 23, 2002, by and between TAFR LLC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statement on Form S-3 (Commission File No. 333-74872).

     Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

     Attached as Exhibit 1.1 is the Underwriting Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

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
         Exhibit No.             Description
         -----------             -----------

         Exhibit 1.1             Underwriting Agreement dated as of October 23, 2002, between TAFR LLC, TMCC and
                                 Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several Underwriters.
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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        TOYOTA AUTO FINANCE RECEIVABLES LLC


                                        By:        /s/ Lloyd Mistele
                                            ------------------------------------
                                            Name:    Lloyd Mistele
                                            Title:   President

Date:  October 31, 2002

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

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
Exhibit No.            Description
-----------            ------------
Exhibit 1.1            Underwriting Agreement dated as of October 23, 2002, between TAFR LLC, TMCC and
                       Banc of America Securities LLC and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several Underwriters.
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